UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2002

1-12340

(Commission File Number)

GREEN MOUNTAIN COFFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware 03-0339228
(Jurisdiction of Incorporation) (IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676
(Address of registrant's principal executive office)

(802) 244-5621
(Registrant's telephone number)

Item 5. Other Events

On September 4, 2002, Green Mountain Coffee, Inc. ("GMC") issued a press release announcing that on August 30, 2002 its wholly-owned subsidiaries, Green Mountain Coffee Roasters, Inc. ("GMCR") and Green Mountain Coffee Roasters Franchising Corporation, Inc. ("GMCRF" and together with GMCR and GMC, the "Company") entered into a new syndicated credit facility with Fleet National Bank ("Fleet"), as agent, and Fleet and Banknorth N.A. ("Banknorth" and together with Fleet, the "Lenders"), as participating lenders. The new credit facility includes a $15,000,000 five-year term loan which will be immediately used to repay the Company's existing term loan of $4,375,000 and to pay down most of the Company's current credit line. The new credit facility also includes an equipment line of credit of up to $5,000,0000 million and a revolving line of credit of up to $12,500,000 million, which is subject to a borrowing base formula, and matures on March 31, 2005. The credit facility is secured by all of the Company's assets, including a pledge of the capital stock of Keurig, Incorporated owned by the Company, and will be guaranteed by GMC.

A copy of the credit agreement, notes and other agreements related to the credit facility, as well as the aforementioned press release, are attached hereto as Exhibits and each document is incorporated by reference herein.

Item 7(c). Exhibits
4.1	Credit Agreement, dated as of August 30, 2002, by and among GMCR and GMCRF, as borrowers, Fleet, as agent, and Fleet and Banknorth, as lenders.
	(a)	Revolving Note dated August 30, 2002 by GMCR and GMCRF in favor of Fleet.
	(b)	Revolving Note dated August 30, 2002 by GMCR and GMCRF in favor of Banknorth.
	(c)	Term Note dated August 30, 2002 by GMCR and GMCRF in favor of Fleet.
	(d)	Term Note dated August 30, 2002 by GMCR and GMCRF in favor of Banknorth.
	(e)	Equipment Note dated August 30, 2002 by GMCR and GMCRF in favor of Fleet.
	(f)	Equipment Note dated August 30, 2002 by GMCR and GMCRF in favor of Banknorth.
	(g)	Swing Line Note dated August 30, 2002 by GMCR and GMCRF in favor of Fleet.
	(h)	Security Agreement dated as of August 30, 2002 by and between GMCR and Fleet, as agent for the benefit of the Lenders.
	(i)	Security Agreement dated as of August 30, 2002 by and between GMCRF and Fleet, as agent for the benefit of the Lenders.
	(j)	Security Agreement (Intellectual Property) dated as of August 30, 2002 by and between GMCR and Fleet, as agent for the benefit of the Lenders.
	(k)	Pledge Agreement dated as of August 30, 2002 by and between GMCR and Fleet, as agent for the benefit of the Lenders.
	(l)	Mortgage, Security Agreement and Fixture Filing dated as of August 30, 2002 by and between GMCR and Fleet, as agent for the benefit of the Lenders.
	(m)	Collateral Assignment of Leasehold Interests dated as of August 30, 2002 by and between GMCR and Fleet, as agent for the benefit of the Lenders.
99.1	Press Release dated September 4, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREEN MOUNTAIN COFFEE, INC.

By:/s/ William G. Hogan
William G. Hogan
Vice President and Chief Financial Officer

Date: September 6, 2002

EXHIBIT INDEX

4.1	Credit Agreement, dated as of August 30, 2002, by and among GMCR and GMCRF, as borrowers, Fleet, as agent, and Fleet and Banknorth, as lenders.
	(a)	Revolving Note dated August 30, 2002 by GMCR and GMCRF in favor of Fleet.
	(b)	Revolving Note dated August 30, 2002 by GMCR and GMCRF in favor of Banknorth.
	(c)	Term Note dated August 30, 2002 by GMCR and GMCRF in favor of Fleet.
	(d)	Term Note dated August 30, 2002 by GMCR and GMCRF in favor of Banknorth.
	(e)	Equipment Note dated August 30, 2002 by GMCR and GMCRF in favor of Fleet.
	(f)	Equipment Note dated August 30, 2002 by GMCR and GMCRF in favor of Banknorth.
	(g)	Swing Line Note dated August 30, 2002 by GMCR and GMCRF in favor of Fleet.
	(h)	Security Agreement dated as of August 30, 2002 by and between GMCR and Fleet, as agent for the benefit of the Lenders.
	(i)	Security Agreement dated as of August 30, 2002 by and between GMCRF and Fleet, as agent for the benefit of the Lenders.
	(j)	Security Agreement (Intellectual Property) dated as of August 30, 2002 by and between GMCR and Fleet, as agent for the benefit of the Lenders.
	(k)	Pledge Agreement dated as of August 30, 2002 by and between GMCR and Fleet, as agent for the benefit of the Lenders.
	(l)	Mortgage, Security Agreement and Fixture Filing dated as of August 30, 2002 by and between GMCR and Fleet, as agent for the benefit of the Lenders.
	(m)	Collateral Assignment of Leasehold Interests dated as of August 30, 2002 by and between GMCR and Fleet, as agent for the benefit of the Lenders.
99.1	Press Release dated September 4, 2002